UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Musick

Irvine, Ca. 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations

MRI Interventions, Inc. (the “Company”) will hold its 2018 annual meeting of stockholders (the “2018 Annual Meeting”) on June 7, 2018. The exact time and location of the 2018 Annual Meeting will be specified in the Company’s proxy statement for the 2018 Annual Meeting.

Because the Company’s 2018 Annual Meeting has been changed by more than 30 calendar days from the date of the previous year’s meeting, the Company is affirming the deadline for receipt of qualified stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2018 Annual Meeting.

The deadline for the receipt of any qualified stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act shall be not later than the close of business on April 13, 2018. Qualified stockholder proposals must be received by the Company at its principal executive offices located at 5 Musick, Irvine, California 92618, addressed to the Corporate Secretary of the Company. All proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) and the procedures set forth in the Company’s Amended and Restated Bylaws.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains certain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, the Company cautions you that these statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which the Company cannot be certain. You should refer to the section titled “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 9, 2017, for a discussion of important factors that may cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2018	MRI INTERVENTIONS, INC.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer